SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
               Securities Exchange Act of 1934 (Amendment No.__ )


Filed by the  Registrant                     [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:

[X]   Preliminary Proxy Statement               [ ]  Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE ARGENTINA FUND, INC.
       (Name of Registrant as Specified in Its Articles of Incorporation)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                                                                Preliminary Copy


                            THE ARGENTINA FUND, INC.
                                 IMPORTANT NEWS

                                                                 AUGUST 22, 1997

FOR THE ARGENTINA FUND, INC. STOCKHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some changes affecting your Fund which require a stockholder vote.

                                           Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management, advisory and administration agreement. The following pages give you additional information on Zurich, the proposed new investment management, advisory and administration agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management, advisory and administration agreement and the election of Directors. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR these proposals.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT.

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new investment management, advisory and administration agreement with the Fund.

Q.   HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management, advisory and administration agreement are the same in all material respects as the investment management, advisory and administration agreement that will be in effect immediately prior to the consummation of the alliance. As described in more detail in the proxy statement, the investment management, advisory and administration agreement that is currently in effect will be replaced, effective as of November 1, 1997, by a new agreement to reduce the investment management fees currently paid by the Fund under such agreement. Similarly, the other service arrangements between you and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management, advisory and administration agreement, the current investment management, advisory and administration agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.

Q.   WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

     Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management, advisory and administration agreement consistent with current practices.

Q.   WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A. The investment management fees paid by your Fund will remain the same as those in effect in the investment management, advisory and administration agreement that will replace the current agreement to give effect to the reduction in investment management fees, effective as of November 1, 1997.

Q.   WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

     You are also being asked to vote for the approval of a new research and advisory agreement and for the ratification of the Board's selection of the Fund's accountants.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, Scudder will bear these costs, however, the Fund will bear the ordinary costs incurred by the Fund in conducting an annual meeting.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account, but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                            THE ARGENTINA FUND, INC.

                                                                 345 Park Avenue
                                                        New York, New York 10154


                                                                August 22, 1997

Dear Stockholder:

Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

The following important facts about the transaction are outlined below:

o The transaction has no effect on the number of shares you own or the value of those shares.

o The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

o    The investment objective of your Fund will remain the same.

o The non-interested Directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

Stockholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. The Board members of your Fund believe that each of the proposals set forth in the Notice of Meeting for your Fund is important and recommend that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.


Respectfully,

Nicholas Bratt                                             Edmond D. Villani
President                                                  Chairman of the Board

   STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND RETURN IT IN THE POSTAGE
             PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING.
      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                            THE ARGENTINA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Argentina Fund, Inc.:

     Please take notice that the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 28, 1997, at 9:30 a.m., Eastern time, for the following purposes:

     (1) (A) To approve or disapprove a new investment management, advisory and administration agreement between the Fund and its investment manager;

          (B) To approve or disapprove a new research and advisory agreement between the Fund's investment manager and its Argentine adviser;

     (2)  To elect Directors; and

     (3) To ratify or reject the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Fund for the Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of shares of common stock of the Fund at the close of business on August 15, 1997 are entitled to vote at the meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                        By Order of the Board of Directors,

                                        Thomas F. McDonough, Secretary
August 22, 1997

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                            THE ARGENTINA FUND, INC.

                    345 Park Avenue, New York, New York 10154


                                 PROXY STATEMENT

                 ----------------------------------------------

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Argentina Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 28, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.)

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 22, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Proposals 1(A) and 1(B) each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this proxy statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Proposals 2 and 3 each require the approval of a majority of shares voted at the Meeting.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1(A) and 1(B) if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposals 1(A) and 1(B) and a majority of the voting securities of the Fund present at the Meeting with respect to Proposals 2 and 3.

     Holders of record of the shares of the common stock of the Fund at the close of business on August 15, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of June 30, 1997 was 9,266,717.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual report, without charge, by calling 1-800-349-4281 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154.

                         PROPOSAL 1(A): APPROVAL OF NEW
                         INVESTMENT MANAGEMENT AGREEMENT

Introduction

     Scudder acts as the investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated November 1, 1996. The investment management, advisory and administration agreement that is currently in effect will be replaced, effective as of November 1, 1997, by an agreement that reduces the investment management fees that the Fund pays to Scudder pursuant to such agreement from the current 1.20% per annum of the value of the Fund's average weekly assets to 1.10% of such amount in order to take account of a reduction in the fees that Scudder pays to the Fund's Argentine adviser. The new agreement, which gives effect to the reduction of fees payable by the Fund to Scudder, shall be referred to as the "Current Investment Management Agreement." (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.")

     On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management, advisory and administration agreement (the "New Investment Management Agreement," together with the Current Investment Management Agreement, the "Investment Management Agreement") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

Board of Directors Recommendation

     On July 29, 1997 the Board of the Fund, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

     The Board of the Fund recommends that stockholders vote in favor of the approval of the New Investment Management Agreement.

Board of Directors Evaluation

     On July 16, 1997, representatives of Scudder advised the Non-interested Directors of the Fund, by means of a telephone conference call, that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Directors additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder has advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder representatives have informed the Directors, that, Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that, although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.

     The Board was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Directors," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Directors.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Aside from the ordinary expenses incurred by the Fund in conducting an annual meeting, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Fund; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund and from affiliates of Scudder serving the Fund in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Fund and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Directors considered the foregoing factors with respect to the Fund.

     On July 29, 1997, the Directors of the Fund, including the Non-interested Directors of the Fund, approved the New Investment Management Agreement.

Information Concerning the Transactions and Zurich

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated  Executive Committee members will be Messrs.
Birdsong  and  Villani  (Chairman).  The  initial  Zurich-designated   Executive
Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder
Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

Description of the Current Investment Management Agreement

     Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Investment Manager assists the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Investment Manager is required to maintain or cause to be maintained for the Fund all books, records and reports and any other information required to be maintained under the 1940 Act to the extent such books, records and reports and any other information are not maintained by the Fund's custodian or other agents of the Fund. The Investment Manager also supplies the Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Investment Manager renders to the Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to Fund Stockholders, preparing and making filings with the Securities and Exchange Commission and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value, and overseeing arrangements with the Fund's custodian. The Investment Manager agrees to pay reasonable salaries, fees and expenses of the Fund's officers and employees and any fees and expenses of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses (or an appropriate portion of those expenses) of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisors to the Board. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

     Under the Current Investment Management Agreement, the Fund pays or causes to be paid all of its other expenses, including, among others, the following: organization and certain offering expenses (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained as an advisor or consultant to the Fund); legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars, and accounting agents; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses related to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement (which takes into account the reduction in investment management fees payable to the Investment Manager from 1.20% to 1.10% per annum of the value of the Fund's average weekly net assets, effective as of November 1, 1997), the Fund will pay the Investment Manager a monthly fee, which, on an annual basis, is equal to 1.10% per annum of the value of the Fund's average weekly net assets. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Argentine securities, the additional time and expense required of the Investment Manager in pursuing such objective and the need to enable the Investment Manager to compensate the Argentine Adviser (as defined below) for its services. During the fiscal year ended December 31, 1996, the fees paid to the Investment Manager, pursuant to the investment management, advisory and administration agreement dated November 1, 1996 (the agreement in effect prior to the reduction of investment management fees), amounted to $[ ].

     Under the Current Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in securities of Argentine issuers and, in providing such services, may use information furnished by advisors and consultants to the Fund and others. Conversely, information furnished by others to the Investment Manager in providing services to other clients may be useful to the Investment Manager in providing services to the Fund.

     Under the Current Investment Management Agreement, the Investment Manager shall pay to any entity retained by the Investment Manager to provide sub-advisory services with respect to Argentine securities, including the Argentine Adviser, the fees required pursuant to the sub-advisory contract relating to the Fund between Investment Manager and the Argentine Adviser. In the event that the sub-advisory contract with the Argentine Adviser is terminated, the Investment Manager is responsible for furnishing to the Fund the services required to be performed by the Argentine Adviser or arranging for a successor sub-investment adviser on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act.

     The Current Investment Management Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice. The Current Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act).

     The Current Investment Management Agreement provides that the Investment Manager is not liable for any act or omission, error of judgment or mistake of laws or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Current Investment Management Agreement.

     Scudder has acted as the Investment Manager for the Fund since the Fund commenced operations on August 16, 1991. The Current Investment Management Agreement was last approved by the Board on July 29, 1997, at which meeting the Board voted to reduce the fee paid to the Investment Manager as described above. The Current Investment Management Agreement continues in effect until September 30, 1999. The investment management, advisory and administration agreement dated November 1, 1996 (the agreement in effect prior to the reduction of investment management fees) was last approved by the stockholders of the Fund on October 29, 1996. The purpose of the last submission to stockholders of this agreement was to approve or disapprove an additional reduction in the fee paid to the Investment Manager.

The New Investment Management Agreement

     The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of

     "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of the Fund will take such action, if any, as it deems to be in the best interest of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement (which takes into account the reduction in investment management fees payable to the Investment Manager from 1.20% to 1.10% per annum of the value of the Fund's average weekly net assets, effective as of November 1, 1997) for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

Differences Between the Current and New Investment Management Agreements

     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all the funds advised by Scudder and to permit ease of administration. For example, it is proposed that the New Investment Management Agreement contain provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund [and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion]. In addition, with respect to the allocation of investment and sale opportunities among the Fund and other accounts or funds managed by Scudder Kemper, it is proposed that the New Investment Management Agreement provide that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to [each entity]. It is proposed that the New Investment Management Agreement will also clarify that such agreement supersedes all prior agreements.

Investment Manager

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the

Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value and provides fund accounting services for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the shareholding agent for the Fund. For the fiscal year ended October 31, 1996, the fees paid to SFAC and SSC by the Fund were $89,292 and $15,000, respectively. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the current arrangements if the New Investment Management Agreement is approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.


____________________
*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+    101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Required Vote

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1(A).

                    PROPOSAL 1(B): APPROVAL OR DISAPPROVAL OF
                       NEW RESEARCH AND ADVISORY AGREEMENT

     Scudder has entered into a Research and Advisory Agreement with Sociedad General de Negocios y Valores S.A. ("Sociedad General" or the "Argentine Adviser") pursuant to which the Argentine Adviser furnishes information, investment recommendations, advice and assistance to Scudder. The research and advisory agreement that is currently in effect will be replaced, effective as of November 1, 1997, by an agreement that reduces the fees that Scudder pays to Sociedad General pursuant to such agreement from the current 0.26% per annum of the average of the values of the net assets of the Fund on the last business day of each week in the month for which the fee is computed to 0.16% of such amount. The new agreement, which gives effect to the reduction of fees payable by Scudder to Sociedad General, shall be referred to as the "Current Sub-Advisory Agreement."

     The Current Sub-Advisory Agreement provides that such agreement shall automatically terminate in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement. As discussed in Proposal 1(A), consummation of the Transactions will constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. (See Proposal 1(A) for more information regarding the Current Investment Management Agreement.) In anticipation of the Transactions, a new research and advisory agreement (the "New Sub-Advisory Agreement," which together with the Current Sub-Advisory Agreement, the "Sub-Advisory Agreement") between Scudder Kemper and Sociedad
General is being proposed for approval by stockholders of the Fund. THE NEW SUB-ADVISORY AGREEMENT IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT SUB-ADVISORY AGREEMENT. The material terms of the Current Sub-Advisory Agreement are fully described under "The Sub-Advisory Agreement" below. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit C.

     At its regularly scheduled, in-person meeting held on July 29, 1997, the Board of the Fund, including a majority of the Non-interested Directors, voted to approve the New Sub-Advisory Agreement. In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 1(A) for more information regarding the Board of Directors Evaluation.) In addition to the foregoing factors, the Board also considered the Argentine Adviser's position as a leading firm in Argentina in developing investment research capabilities; information submitted by the Argentine Adviser as to revenues and expenses; information relating to the execution of portfolio transactions for the Fund by an affiliate of the Argentine Adviser; and various other factors.

The Current Sub-Advisory Agreement

     The Current Sub-Advisory Agreement provides that the Argentine Adviser shall furnish Scudder such information, investment recommendations, advice and assistance as Scudder shall from time to time reasonably request, although it does not have authority to make investment decisions on behalf of the Fund. Information from the Argentine Adviser is evaluated by Scudder's research department and portfolio managers, in light of their own expertise and information from other sources, in making investment decisions for the Fund.

     In return for the services it renders under the Current Sub-Advisory Agreement (which takes into account the reduction of fees payable to the Argentine Adviser from 0.26% to 0.16% per annum of the average of the values of the net assets of the Fund on the last business day of each week in the month for which the fee is computed, effective as of November 1, 1997), the Argentine Adviser will be paid by Scudder monthly compensation which, on an annual basis, is equal to 0.26% per annum of the average of the values of the net assets of the Fund on the last business day of each week in the month for which the fee is computed. During the fiscal year ended October 31, 1996, the fees paid by Scudder to the Argentine Adviser, pursuant to the research and advisory agreement dated November 1, 1996 (the agreement in effect prior to the reduction of fees), amounted to $415,760.

     The Current Sub-Advisory Agreement further provides that the Argentine Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Current Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Argentine Adviser in the performance of its duties or from reckless disregard by the Argentine Adviser of its obligations and duties under the Current Sub-Advisory Agreement.

     The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and, as stated above, automatically terminates in the event of the termination of the Investment Management Agreement or in the event of its assignment.

     The Current Sub-Advisory Agreement was last approved by the Board on July 29, 1997, at which meeting the Board voted to reduce the fee paid to the Argentine Adviser as discussed above. The Current Sub-Advisory Agreement continues in effect until [September 30, 1999]. The research and advisory agreement dated November 1, 1996 (the agreement in effect prior to the reduction of fees) was last approved by the stockholders of the Fund on October 29, 1996. The purpose of the last submission to stockholders of this agreement was to approve or disapprove a reduction in the fee paid to the Argentine Sub-Adviser.

     The New Sub-Advisory Agreement will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Sub-Advisory Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect until the closing of the Transactions and the Board will take such action, if any, as it deems to be in the best interests of the Fund and its stockholders. In the event the Transactions are not consummated, the Argentine Adviser will continue to provide services to Scudder in accordance with the terms of the Current Sub-Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Directors. The New Sub-Advisory Agreement will not be implemented unless Proposal 1(A) is also approved by the stockholders of the Fund.

Argentine Adviser

     The Argentine Adviser, Sociedad General de Negocios y Valores S.A., an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in August 1991, and is 99% owned by Banco General de Negocios ("BGN"), an Argentine bank. The Adviser is located at Esmeralda 130, 7th Floor, Office "C" (1035) Buenos Aires, Argentina.

     The Chairman of the Argentine Adviser is Armando Braun, the Vice Chairman is Julio D. Barroero and the Director is Claudio G. Waidelich. Their business address is Esmeralda 130, 7th Floor, Office "C", Buenos Aires, Argentina. The Chairman of the Board of BGN is Jose E. Rohm and Carlos A. Rohm is the Vice
Chairman  of the  Board,  each of whom is  also  located  at the  aforementioned address. The directors of BGN are Rudolf W. Hug, Dr. Jose Maria Alvarez de Toledo, Dr. Jose A. Martinez de Hoz, Dr. Carlos Felix Pando Casado, Hector E. Puppo, Jorge E. Kalledey, Hansgeorg Hofmann, Adalbert Krieger Vasena, David C. Mulford and Brian O'Neill. The Argentine stockholders of BGN are the Rohm, Dodero and de Corral family interests, and the non-Argentine stockholders are Credit Suisse First Boston, Chase International Limited, Dresdner Bank Lateinamerika A.G. and Banca Nazionale del Lavoro SPA.

     Orders for the purchase and sale of securities for the Fund's portfolio may be placed with BGN and its affiliates as well as other Argentine brokers and financial institutions.

     Exhibit D sets forth the fees and other information regarding other investment companies advised by the Argentine Adviser.

Required Vote

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1(B).

                        PROPOSAL 2: ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Nominees for Director of the Fund to serve for the stipulated terms, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.


                                                                                   Shares of
                                                                                 Common Stock
                                                                                 Beneficially
                                                                                   Owned and %
                   Present Office with the Fund,                                  of Total
                     Principal Occupation or                       Director      Outstanding on
Name (Age)         Employment and Directorships                      Since      June 30, 1997 (1)
---------          ----------------------------                    --------     -----------------

            Class II Nominees to Serve Until 2000 Annual Meeting of Stockholders

Nicholas Bratt*    President;  Managing  Director  of Scudder,        --              1,641
(49)               Stevens & Clark, Inc.; and Director,  Korea
                   Society   (private   society).   Mr.  Bratt
                   serves on the boards of an additional  [15]
                   funds managed by Scudder.

Javier A.          Chairman,  Argentine  Institute  of Capital       1996               --
Gonzalez Fraga     Markets;   Vice  President,   Buenos  Aires
(49)               Stock Exchange.


Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The following table sets forth certain information regarding the Directors. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                                   Shares of
                                                                                 Common Stock
                                                                                 Beneficially
                                                                                   Owned and %
                     Present Office with the Fund,                                  of Total
                       Principal Occupation or                     Director      Outstanding on
Name (Age)           Employment and Directorships                    Since      June 30, 1997 (1)
---------            ----------------------------                  --------     -----------------

           Class III Directors Serving Until 1998 Annual Meeting of Stockholders

Ronaldo A. da        Director  and  Chief  Executive  Officer,       1991             1,100
Frota Nogueira (58)  IMF Editora Ltda. (financial  publisher).
                     Mr.  Nogueira  serves on the boards of

                                                                                   Shares of
                                                                                 Common Stock
                                                                                 Beneficially
                                                                                   Owned and %
                     Present Office with the Fund,                                  of Total
                       Principal Occupation or                     Director      Outstanding on
Name (Age)           Employment and Directorships                    Since      June 30, 1997 (1)
---------            ----------------------------                  --------     -----------------

           Class III Directors Serving Until 1998 Annual Meeting of Stockholders

                     an  additional three funds   managed   by
                     Scudder.

Dr. Susan Kaufman    Managing   Director,   Council   of   the       1991               200
Purcell (55)         Americas;   Vice   President,    Americas
                     Society;  Director,  Valero  Energy Corp.
                     Dr.  Purcell  serves on the  boards of an
                     additional two funds managed by Scudder.

             Class I Directors Serving Until 1999 Annual Meeting of Stockholders

Wilson Nolen (70)    Consultant;       Trustee,       Cultural       1991            10,979
                     Institutions  Retirement  Fund, Inc., New
                     York Botanical  Garden,  Skowhegan School
                     of   Painting  &   Sculpture;   Director,
                     Ecohealth,  Inc.  (biotechnology company)
                     (until 1996).  Mr.  Nolen  serves on the
                     boards of an  additional  16  funds
                     managed  by Scudder.

All Directors and                                                                    24,920 (2)
Officers as a Group


------------------------

* Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or of its investment manager. Mr. Bratt is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder, and because he is an officer of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director or Nominee's individual shareholdings constitutes less than 1/4 of 1% of the shares outstanding.

(2) As a group, the Directors, Nominees and Officers own 0.27% of the outstanding shares of the Fund.

     Kathryn L. Quirk and Edmond D. Villani, who are currently Directors of the Fund, will each resign effective as of the date of the Meeting.

     To the best of the Fund's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund, except as set forth in Exhibit E.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its Reporting Persons were complied with except that Forms 3 on behalf of Eduardo Herrera, Diego Portela, Ignacio Goni and Eljandro Castro (officers of Sociedad General) as well as the following subsidiaries of Scudder were filed late: Scudder Fund Accounting Corporation; Scudder Realty Holdings Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

Honorary Director

     Jose E. Rohm serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Rohm served as a Director of the Fund since 1991 and resigned from the Board in 1997.

Committees of the Board - Board Meetings

     The Board of the Fund has both an Audit committee and a Committee on Independent Directors, the responsibilities of which are described below. The Board of the Fund met four times during the Fund's most recently completed fiscal year. Each then current director attended at least 75% of the total number of meetings of the Board and the committees of which they served as regular members that were held during that period, except Mr. Fraga, who attended 50% of the meetings of the Board of Directors and related committees on which he serves.

Audit Committee

     The Board has an Audit Committee consisting of Non-interested Directors. The Audit committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee met once during the fiscal year ended October 31, 1996.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met once during the fiscal year ended October 31, 1996.

Executive Officers

     In addition to Mr. Bratt, a Director who is also President of the Fund, the following persons are Executive Officers of the Fund:


                                                                           Year First
                                Present Office with the Fund;                Became
      Name                   Principal Occupation or Employment (1)       an Officer (2)
      ----                   --------------------------------------       -------------

Paul J. Elmlinger (39)       Vice President and Assistant Secretary;
                             Managing Director                               1991
                             of Scudder, Stevens & Clark, Inc.

Edmund B. Games, Jr. (59)    Vice President; Managing Director of            1991
                             Scudder, Stevens & Clark, Inc.

                                      -25-


                                                                           Year First
                                Present Office with the Fund;                Became
      Name                   Principal Occupation or Employment (1)       an Officer (2)
      ----                   --------------------------------------       -------------

Jerard K. Hartman (64)       Vice President, Managing Director of            1991
                             Scudder, Stevens & Clark, Inc.

David S. Lee (63)            Vice President, Managing Director of            1991
                             Scudder, Stevens & Clark, Inc.

Luis R. Luis (53)            Vice President, Managing Director of            1991
                             Scudder, Stevens & Clark, Inc.

Thomas F. McDonough (50)     Vice President and Secretary; Principal         1991
                             of Scudder, Stevens & Clark, Inc.

Pamela A. McGrath (43)       Vice President and Treasurer; Managing          1991
                             Director of Scudder, Stevens & Clark, Inc.

Edward J. O'Connell (52)     Vice President and Assistant Treasurer;         1991
                             Principal of Scudder, Stevens & Clark, Inc.

Kathryn L. Quirk (44)        Vice President and Assistant Secretary;         1991
                             Managing Director of Scudder, Stevens
                             & Clark, Inc.


------------------------------

(1) Unless otherwise stated, all of the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Fund.


Transactions with, and Remuneration of, Directors and Officers

     The aggregate direct remuneration paid by the Fund to Directors not affiliated with Scudder was $69,431, including expenses, during the fiscal year ended October 31, 1996. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per regular Directors' meeting attended. Each such unaffiliated Director currently receives an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Certain of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Directors who receive compensation from the Fund.

     Column (2) Aggregate compensation received by each Director of the Fund.

     Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund.

     Column (5) Total compensation received by each Director from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.



                                                 Compensation Table
                                        for the year ended December 31, 1996

            (1)                      (2)                     (3)                 (4)                  (5)

                                                                                                     Total
                                                         Pension or           Estimated           Compensation
                                                         Retirement            Annual            From the Fund
                                  Aggregate           Benefits Accrued        Benefits                and
      Name of Person,           Compensation           As Part of Fund          Upon              Fund Complex
         Position               from the Fund         Complex Expenses       Retirement         Paid to Director
----------------------------------------------------------------------------------------------------------------------
Javier A. Gonzalez Fraga,          $4,019                    N/A                 N/A               $4,019 (1 fund)*
Director

Ronaldo A. da Frota                $10,775                   N/A                 N/A               $49,775 (4 funds)
Nogueira, Director

Wilson Nolen, Director             $12,250                   N/A                 N/A               $165,608 (17 funds)**

Dr. Susan Kaufman Purcell,         $12,500                   N/A                 N/A               $37,900 (3 funds)
Director

------------------------------
*    Mr. Fraga became a Director of the Fund on June 1, 1996.

** This does not include membership on the Boards of Funds which commenced operations in 1996.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that the stockholders vote in favor of each of the nominees listed in this Proposal 2.

                      PROPOSAL 3: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The  Board  of  Directors  of  the  Fund,   including  a  majority  of  the
Non-interested Directors, has selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the

Fund's current fiscal year ending October 31, 1997. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors recommend that the stockholders of the Fund vote in favor of this Proposal 3.


                             ADDITIONAL INFORMATION

General

     Aside from the ordinary expenses incurred by the Fund in conducting an annual meeting, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement [and card] in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

Proposals of Stockholders

     Stockholders wishing to submit proposals to be presented at the 1998 meeting of stockholders of the Fund should send their written proposals to the Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting.

Other Matters to Come Before the Meeting

     The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Thomas F. McDonough

Secretary

                                                                       EXHIBIT A

                 FORM OF NEW INVESTMENT ADVISORY, MANAGEMENT AND
                            ADMINISTRATION AGREEMENT

         AGREEMENT, dated and effective as of _____________ between THE ARGENTINA FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

         1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisors thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund;
expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

         2. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.10% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. The Manager shall pay any entity retained by the Manager to provide investment sub-advisory services with respect to Argentine securities (the "Argentine Advisor") the fees required pursuant to the sub-advisory contract with the Argentine Advisor. In the event that the sub-advisory contract with the Argentine Advisor is terminated, the Manager shall be responsible for furnishing to the Fund the services required to be performed by the Argentine Advisor under these arrangements or arranging for a successor sub-investment advisor on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

         The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

         3. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

         4. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

         5. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Argentine issuers, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

         Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         6. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

         7. This Agreement shall remain in effect until September 30, 1999, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

         This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

         8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval.

         9. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         10. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart.

         11.  This   Agreement   supersedes  all  prior   investment   advisory,
management, and/or administration agreements in effect between the Fund and the Manager.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.


                                          THE ARGENTINA FUND, INC.


                                          By: _________________________
                                          Title: President


                                          SCUDDER KEMPER INVESTMENTS, INC.


                                          By: _________________________
                                          Title:

                                                                                                                         EXHIBIT B

                                                         Investment Objectives and Advisory Fees
                                                    For Funds Advised by Scudder, Stevens & Clark, Inc.


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

Money Market
     Scudder U.S. Treasury Money Fund    Safety, liquidity, and stability of capital and,            0.500% of net assets
                                         consistent therewith, current income.

     Scudder Cash Investment Trust       Stability of capital while maintaining liquidity            0.500% to $250 million
                                         of capital and providing current income from                0.450% next $250 million
                                         money market securities.                                    0.400% next $500 million
                                                                                                     0.350% thereafter

     Scudder Money Market Series         High level of current income consistent with                0.250% of net assets
                                         preservation of capital and liquidity by
                                         investing in a broad range of short-term money
                                         market instruments.

     Scudder Government Money Market     High level of current income consistent with                0.250% of net assets
     Series                              preservation of capital and liquidity by
                                         investing exclusively in obligations issued or
                                         guaranteed by the U.S. Government or its agencies
                                         or instrumentalities and in certain repurchase
                                         agreements.

Tax Free Money Market
     Scudder Tax Free Money Fund         Income exempt from regular federal income taxes             0.500% to $500 million
                                         and stability of principal through investments in           0.480% thereafter
                                         municipal securities.

     Scudder Tax Free Money Market       High level of current income consistent with                0.250% of net assets
     Series                              preservation of capital and liquidity exempt from
                                         federal income tax by investing primarily in high
                                         quality municipal obligations.

                                                                -35-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder California Tax Free Money   Stability of capital and the maintenance of a               0.500% of net assets
     Fund                                constant net asset value of $1.00 per share while
                                         providing California tax payers income exempt
                                         from both California personal and regular federal
                                         income tax through investment in high quality,
                                         short- term tax-exempt California municipal
                                         securities.

     Scudder New York Tax Free Money     Stability of capital and income exempt from New             0.500% of net assets
     Fund                                York state and New York City personal income
                                         taxes and regular federal income tax through
                                         investment in high quality, short-term municipal
                                         securities in New York.

Tax Free
     Scudder Limited Term Tax Free Fund  High level of income exempt from regular federal            0.600% of net assets
                                         income tax consistent with a high degree of
                                         principal stability.

     Scudder Medium Term Tax Free Fund   High level of income exempt from regular federal            0.600% to $500 million
                                         income tax and limited principal fluctuation                0.500% thereafter
                                         through investment primarily in high grade
                                         intermediate term municipal securities.

     Scudder Managed Municipal Bonds     Income exempt from regular federal income tax               0.550% to $200 million
                                         primarily through investments in high-grade                 0.500% next $500 million
                                         long-term municipal securities.                             0.475% thereafter

     Scudder High Yield Tax Free Fund    High level of income, exempt from regular federal           0.650% to $300 million
                                         income tax, from an actively managed portfolio              0.600% thereafter
                                         consisting primarily of investment grade
                                         municipal securities.

     Scudder California Tax Free Fund    Income exempt from both California state personal           0.625% to $200 million
                                         income tax and regular federal income tax                   0.600% thereafter
                                         primarily through investment grade municipal
                                         securities.

     Scudder Massachusetts Limited Term  A high level of income exempt from both                     0.600% of net assets
     Tax Free Fund                       Massachusetts personal income tax and regular
                                         federal income tax as is consistent with a high
                                         degree of price stability.

                                                                -36-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Massachusetts Tax Free      A high level of income exempt from both                     0.600% of net assets
     Fund                                Massachusetts personal income tax and regular
                                         federal income tax through investment primarily
                                         in long-term investment-grade municipal
                                         securities in Massachusetts.
     Scudder New York Tax Free Fund      Income exempt from New York state and New York              0.625% to $200 million
                                         City personal income taxes and regular federal              0.600% thereafter
                                         income tax through investment primarily in
                                         long-term investment-grade municipal securities
                                         in New York.

     Scudder Ohio Tax Free Fund          Income exempt from Ohio personal income tax and             0.600% of net assets
                                         regular federal income tax through investment
                                         primarily in investment-grade municipal
                                         securities in Ohio.

     Scudder Pennsylvania Tax Free Fund  Income exempt from Pennsylvania personal income             0.600% of net assets
                                         tax and regular federal income tax through
                                         investment primarily in investment-grade
                                         municipal securities in Pennsylvania.

U.S. Income
     Scudder Short Term Bond Fund        High level of income consistent with a high                 0.600% to $500 million
                                         degree of principal stability through investments           0.500% next $500 million
                                         primarily in high quality short-term bonds.                 0.450% next $500 million
                                                                                                     0.400% next $500 million
                                                                                                     0.375% next $1 billion
                                                                                                     0.350% thereafter

     Scudder Zero Coupon 2000 Fund       High investment returns over a selected period as           0.600% of net assets
                                         is consistent with investment in U.S. Government
                                         securities and the minimization of reinvestment
                                         risk.

     Scudder GNMA Fund                   High current income and safety of principal                 0.650% to $200 million
                                         primarily from investment in U.S. Government                0.600% next $300 million
                                         mortgage-backed GNMA securities.                            0.550% thereafter

                                                                -37-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Income Fund                 A high level of income, consistent with the                 0.650% to $200 million
                                         prudent investment of capital, through a flexible           0.600% next $300 million
                                         investment program emphasizing high-grade bonds.            0.550% thereafter

     Scudder High Yield Bond Fund        A high level of current income and capital                  0.700% of net assets
                                         appreciation through investment primarily in
                                         below investment-grade domestic debt securities.

Global Income
     Scudder Global Bond Fund            Total return with an emphasis on current income             0.750% to $1 billion
                                         by investing primarily in high-grade bonds                  0.700% thereafter
                                         denominated in foreign currencies and the U.S.
                                         dollar.

     Scudder International Bond Fund     Income primarily by investing in high-grade                 0.850% to $1 billion
                                         international bonds and protection and possible             0.800% thereafter
                                         enhancement of principal value by actively
                                         managing currency, bond market and maturity
                                         exposure and by security selection

     Scudder Emerging Markets Income     High current income and, secondarily, long-term             1.000% of net assets
     Fund                                capital appreciation by investing primarily in
                                         high-yielding debt securities issued in emerging
                                         markets.

Asset Allocation
     Scudder Pathway Conservative        Current income and, secondarily, long-term growth           0.000%
     Portfolio                           of capital by investing substantially in bond
                                         mutual funds, but will have some exposure to
                                         equity mutual funds.

     Scudder Pathway Balanced Portfolio  Balance of growth  and  income by investing  in a           0.000%
                                         mix of money  market,  bond and equity mutual funds.

     Scudder Pathway Growth Portfolio    Long-term growth of capital by investing                    0.000%
                                         predominantly in equity mutual funds designed to
                                         provide long-term growth.

                                                                -38-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Pathway International       Maximize total return by investing in a select              0.000%
     Portfolio                           mix of established international and global
                                         Scudder Funds.

U.S. Growth and Income
     Scudder Balanced Fund               A balance of growth and income from a diversified           0.700% of net assets
                                         portfolio of equity and fixed income securities
                                         and long-term preservation of capital through a
                                         quality oriented investment approach designed to
                                         reduce risk.

     Scudder Growth and Income Fund      Long-term growth of capital, current income and             0.600% to $500 million
                                         growth of income primarily from common stocks,              0.550% next $500 million
                                         preferred stocks and securities convertible into            0.500% next $500 million
                                         common stocks.                                              0.475% next $500 million
                                                                                                     0.450% next $1 billion
                                                                                                     0.425% next $1 billion
                                                                                                     0.405% thereafter

U.S. Growth
     Scudder Large Company Value Fund    Maximize long-term capital appreciation through a           0.750% to $500 million
     (formerly Scudder Capital Growth    value driven investment program emphasizing                 0.650% next $500 million
     Fund)                               common stocks and preferred stocks.

     Scudder Value Fund                  Long-term growth of capital through investment in           0.700% of net assets
                                         undervalued equity securities.

     Scudder Small Company Value Fund    Long-term growth of capital by investing                    0.750% of net assets
                                         primarily in undervalued equity securities of
                                         small U.S. companies.

     Scudder Micro Cap Fund              Long-term growth of capital by investing                    0.750% of net assets
                                         primarily in a diversified portfolio of U.S.
                                         micro-cap common stocks.

     Scudder Classic Growth Fund         Long-term growth of capital while keeping the               0.700% of net assets
                                         value of its shares more stable than other growth
                                         mutual funds.

                                                                -39-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Large Company Growth Fund   Long-term growth of capital through investment              0.700% of net assets
     (formerly Scudder Quality Growth    primarily in the equity securities of seasoned,
     Fund)                               financially strong U.S. growth companies.

     Scudder Development Fund            Long-term growth of capital by investing                    1.000% to $500 million
                                         primarily in equity securities of emerging growth           0.950% next $500 million
                                         companies.                                                  0.900% thereafter

     Scudder 21st Century Growth Fund    Long-term growth of capital by investing                    1.000% of net assets
                                         primarily in the securities of emerging growth
                                         companies poised to be leaders in the 21st
                                         century.

Global Growth
     Scudder Global Fund                 Long-term growth of capital through investment in           Effective 9/11/97
                                         a diversified portfolio of marketable foreign and           1.000% to $500 million
                                         domestic securities, primarily equity securities.           0.950% next $500 million
                                                                                                     0.900% next $500 million
                                                                                                     0.850% thereafter

     Institutional International Equity  Long-term growth of capital primarily through a             0.900% of net assets
     Portfolio                           diversified portfolio of marketable foreign
                                         equity securities.

     Scudder International Growth and    Long-term growth of capital and current income              1.000% of net assets
     Income Fund                         primarily from foreign equity securities

     Scudder International Fund          Long-term growth of capital primarily through a             0.900% to $500 million
                                         diversified portfolio of marketable foreign                 0.850% next $500 million
                                         equity securities.                                          0.800% next $1 billion
                                                                                                     0.750% next $1 billion
                                                                                                     0.700% thereafter

     Scudder Global Discovery Fund       Above-average capital appreciation over the                 1.100% of net assets
                                         long-term by investing primarily in the equity
                                         securities of small companies located throughout
                                         the world.

                                                                -40-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Emerging Markets Growth     Long-term growth of capital primarily through               1.25% of net assets
     Fund                                equity investments in emerging markets around the
                                         globe.

     Scudder Gold Fund                   Maximum return consistent with investing in a               1.000% of net assets
                                         portfolio of gold-related equity securities and
                                         gold.

     Scudder Greater Europe Growth Fund  Long-term growth of capital through investment              1.000% of net assets
                                         primarily in the equity securities of European
                                         companies.

     Scudder Pacific Opportunities Fund  Long-term growth of capital primarily through               1.100% of net assets
                                         investment in the equity securities of Pacific
                                         Basin companies, excluding Japan.

     Scudder Latin America Fund          Long-term capital appreciation through investment           Effective 9/11/97:
                                         primarily in the securities of Latin American               1.250% to $1 billion
                                         issuers.                                                    1.150% thereafter

     The Japan Fund, Inc.                Long-term capital appreciation through investment           0.850% to $100 million
                                         primarily in equity securities of Japanese                  0.750% next $200 million
                                         companies.                                                  0.700% next $300 million
                                                                                                     0.650% thereafter

Closed-End Funds
     The Argentina Fund, Inc.            Long-term capital appreciation through investment           Advisor:
                                         primarily in equity securities of Argentine                 Effective 11/1/97
                                         issuers.                                                    1.100% of net assets
                                                                                                     Sub-Advisor:
                                                                                                     Paid by Advisor.
                                                                                                     0.160% of net assets

                                                                -41-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     The Brazil Fund, Inc.               Long-term capital appreciation through investment           1.200% to $150 million
                                         primarily in equity securities of Brazilian                 1.050% next $150 million
                                         issuers.                                                    1.000% thereafter

                                                                                                     Effectove 10/29/97:
                                                                                                     1.200% to $150 million
                                                                                                     1.050% next $150 million
                                                                                                     1.000% next $200 million
                                                                                                     0.900% thereafter

                                                                                                     Administrator:
                                                                                                     Receives an annual fee of
                                                                                                     $50,000

     The Korea Fund, Inc.                Long-term capital appreciation through investment           Advisor:
                                         primarily in equity securities of Korean issuers.           1.150% to $50 million
                                                                                                     1.100% next $50 million
                                                                                                     1.000% next $250 million
                                                                                                     0.950% next $400 million
                                                                                                     0.900% thereafter
                                                                                                     Sub-Advisor-Daewoo:
                                                                                                     Paid by Advisor.
                                                                                                     0.2875% to $50 million
                                                                                                     0.275% next $50 million
                                                                                                     0.250% next $250 million
                                                                                                     0.2375% next $400 million
                                                                                                     0.225% thereafter

     The Latin America Dollar Income     High level of current income and, secondarily,              1.200% of net assets
     Fund, Inc.                          capital appreciation through investment
                                         principally in dollar-denominated Latin American
                                         debt instruments.

                                                                -42-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Montgomery Street Income            High level of current income consistent with                0.500% to $150 million
     Securities, Inc.                    prudent investment risks through a diversified              0.450% next $50 million
                                         portfolio primarily of debt securities.                     0.400% thereafter

     Scudder New Asia Fund, Inc.         Long-term capital appreciation through investment           1.250% to $75 million
                                         primarily in equity securities of Asian companies.          1.150% next $125 million
                                                                                                     1.100% thereafter

     Scudder New Europe Fund, Inc.       Long-term capital appreciation through investment           1.250% to $75 million
                                         primarily in equity securities of companies                 1.150% next $125 million
                                         traded on smaller or emerging European markets              1.100% thereafter
                                         and companies that are viewed as likely to
                                         benefit from changes and developments throughout
                                         Europe.

     Scudder Spain and Portugal Fund,    Long-term capital appreciation through investment           Advisor:
     Inc.                                primarily in equity securities of Spanish &                 1.000% of net assets
                                         Portuguese issuers                                          Administrator:
                                                                                                     0.200% of net assets

     Scudder World Income Opportunities  High income and, consistent therewith, capital              1.200% of net assets
     Fund, Inc.                          appreciation.

Insurance Products
     Balanced Portfolio                  Balance of growth and income consistent with                0.475% of net assets
                                         long-term preservation of capital through a
                                         diversified portfolio of equity and fixed income
                                         securities.

     Bond Portfolio                      High level of income consistent with a high                 0.475% of net assets
                                         quality portfolio of debt securities.

     Capital Growth Portfolio            Long-term capital growth from a portfolio                   0.475% to $500 million
                                         consisting primarily of equity securities.                  0.450% thereafter

                                                                -43-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Global Discovery Portfolio          Above-average capital appreciation over the                 0.975% of net assets
                                         long-term by investing primarily in the equity
                                         securities of small companies located throughout
                                         the world.

     Growth and Income Portfolio         Long-term growth of capital, current income and             0.475% of net assets
                                         growth of income.

     International Portfolio             Long-term growth of capital primarily through               0.875% to $500 million
                                         diversified holdings of marketable foreign equity           0.775% thereafter
                                         investments.

     Money Market Portfolio              Stability of capital and, consistent therewith,             0.370% of net assets
                                         liquidity of capital and current income.

AARP Funds
     AARP High Quality Money Fund        Current income and liquidity, consistent with               Fee Rate          Program
                                         maintaining stability and safety of principal,              Assets
                                         through investment in high quality securities.              0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.100% of net assets

                                                                -44-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Balanced Stock and Bond Fund   Long-term growth of capital and income,                     Fee Rate          Program
                                         consistent with a stable share price, through               Assets
                                         investment in a combination of stocks, bonds and            0.350%      to $2 billion
                                         cash reserves.                                              0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

     AARP Capital Growth Fund            Long-term capital growth, consistent with a                 Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in common stocks and securities convertible into            0.350%      to $2 billion
                                         common stocks.                                              0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.320% of net assets

                                                                -45-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Global Growth Fund             Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in a diversified portfolio of equity securities             0.350%      to $2 billion
                                         of corporations worldwide.                                  0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.550% of net assets

     AARP Growth and Income Fund         Long-term growth of capital and income,                     Fee Rate          Program
                                         consistent with a stable share price, through               Assets
                                         investment primarily in common stocks and                   0.350%      to $2 billion
                                         securities convertible into common stocks.                  0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%     thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                                                -46-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP International Stock Fund       Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in foreign equity securities.                               0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.600% of net assets

     AARP Small Company Stock Fund       Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in stocks of small U.S. companies.                          0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.550% of net assets

                                                                -47-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP U.S. Stock Index Fund          Long-term growth of capital, consistent with                Fee Rate          Program
                                         greater share price stability than a S&P 500                Assets
                                         index fund, by taking an indexing approach to               0.350%      to $2 billion
                                         investing in common stocks, emphasizing higher              0.330%      next $2 billion
                                         dividend stocks while maintaining investment                0.300%      next $2 billion
                                         characteristics otherwise similar to the S&P 500            0.280%      next $2 billion
                                         index.                                                      0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.000% of net assets

     AARP Bond Fund for Income           High level of current income, consistent with               Fee Rate          Program
                                         greater share price stability than a long term              Assets
                                         bond, through investment primarily in                       0.350%      to $2 billion
                                         investment-grade debt securities.                           0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.280% of net assets
                                                                -48-


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP GNMA and U.S. Treasury Fund    High level of current income, consistent with               Fee Rate          Program
                                         greater share price stability than a long-term              Assets
                                         bond, through investment principally in U.S.                0.350%      to $2 billion
                                         Government-guaranteed GNMA securities and U.S.              0.330%      next $2 billion
                                         Treasury obligations.                                       0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.120% of net assets

     AARP High Quality Bond Fund         High level of income, consistent with greater               Fee Rate          Program
                                         share price stability than a long-term bond,                Assets
                                         through investment primarily in a portfolio of              0.350%      to $2 billion
                                         high quality securities                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                                                -49-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Diversified Growth Portfolio   Long-term growth of capital through investment              There will be no fee as
                                         primarily in AARP stock mutual funds.                       the manager will receive a
                                                                                                     fee from the underlying
                                                                                                     funds.

     AARP Diversified Income Portfolio   Current income with modest capital appreciation             There will be no fee as
                                         through investment primarily in AARP bond mutual            the manager will receive a
                                         funds.                                                      fee from the underlying
                                                                                                     funds.

     AARP High Quality Tax Free Money    Current income exempt from federal income taxes             Fee Rate          Program
     Fund                                and liquidity, consistent with maintaining                  Assets
                                         stability and safety of principal, through
                                         investment in high-quality municipal securities.            0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.100% of net assets

                                                                -50-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Insured Tax Free General Bond      High level of income free from federal                  Fee Rate          Program
     Fund                                    taxes,  consistent  with greater  share price           Assets
                                             stability than a long-term municipal bond,              0.350%      to $2 billion
                                             through investment primarily in municipal               0.330%      next $2 billion
                                             securities covered by insurance.                        0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                                                       EXHIBIT C

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                        Scudder Kemper Investments, Inc.
                                 345 Park Avenue
                            New York, New York 10154


                              SUB-ADVISORY CONTRACT

                                                                __________, 1997

Sociedad General de Negocios y Valores S.A.
Esmeralda 120
Piso 7 "C"
Buenos Aires 1035, Republica Argentina

Dear Sirs,

         Scudder Kemper Investments, Inc. (the "Investment Manager") has entered into an Investment Advisory, Management and Administration Agreement dated _____________, 1997 with The Argentina Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which the Investment Manager is to act as investment adviser to and manager of the Fund.

         The  Investment  Manager  wishes  to avail  itself  of your  investment advisory services (the "Argentine Adviser"). Accordingly, the Investment Manager, with the acceptance of the Fund, hereby agree with you as follows for the duration of this agreement:

         1. The Argentine Adviser upon the terms and conditions herein set forth shall serve as the Fund's Argentine adviser and, as such, shall furnish to the Investment Manager on behalf of the Fund such information, investment recommendations, advice and assistance as the Investment Manager shall from time to time reasonably request.

         The Argentine Adviser agrees that neither the Investment Manager nor the Fund shall be responsible for fees, salaries or other compensation due to directors, officers or employees of the Argentine Adviser. The Argentine Adviser undertakes to indemnify and hold the Investment Manager and the Fund harmless against any potential claims by any such director, officer or employee for fees, salaries or other compensation (and any related expenses) based on services performed for the Fund or the Investment Manager other than those that either the Fund or the Investment Manager have agreed to bear.

         2. The Investment Manager shall pay to the Argentine Adviser, as full compensation for the services to be rendered and expenses to be borne by the Argentine Adviser hereunder, a monthly fee payable in U.S. dollars which, on an annual basis, shall be equal to 0.16 percent of the value of the Fund's average weekly net assets. The Argentine Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Investment Manager for payment of fees due.

         3. The Argentine Adviser agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

         4. Nothing herein or in the agreement contemplated herein shall be construed as prohibiting the Argentine Adviser from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other U.S. registered investment companies), including clients which may invest in securities of Argentine issuers, or from utilizing (in providing such services) information furnished to the Investment Manager; nor shall anything herein be construed as constituting the Argentine Adviser an agent of the Investment Manager.

         5. The Argentine Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Argentine Adviser nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund or the Investment Manager, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Argentine Adviser in the performance of its duties or by reason of reckless disregard on the part of the Argentine Adviser of its obligations and duties under the agreement contemplated herein.

         6. Neither this proposal or the agreement contemplated herein nor the actions of the parties in the course of performance of the agreement contemplated herein shall be deemed in any manner to create or impose a joint venture, partnership or agency relationship between the parties hereto. In all respects, the Argentine Adviser shall be acting solely as an independent contractor to the Investment Manager in the course of supplying the services contemplated by this proposal and the agreement contemplated herein, and shall not be acting as an agent, servant or employee of either the Fund or the Investment Manager.

          7. Should this proposal be accepted, the agreement contemplated herein shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Investment Manager or the Argentine Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. The agreement contemplated herein may nevertheless be terminated at any time without penalty, on 60 days' written notice to the other parties, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Argentine Adviser. Any such notice shall be deemed given when received by the addressee at the address indicated in Section 9 below. The agreement contemplated herein shall automatically be terminated in the event of its assignment or in the event of the termination of the Fund's investment advisory agreement with the Investment Manager.

         8. The agreement contemplated herein may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the U.S. Investment

Company Act of 1940, as amended (the "1940 Act"). It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

         9. Any notice given in connection with this proposal or under the agreement contemplated herein to either party shall be in writing and shall be deemed to have been duly given upon receipt at such party's address specified below, or at such other address as such party shall have designated to the party giving such notice.

The Investment Manager:

         Scudder Kemper Investments, Inc.
         c/o Legal Department
         345 Park Avenue
         New York, New York 10154
         Fax: (212) 223-3127

The Argentine Adviser:

         Sociedad General de
         Negocios y Valores S.A.
         Esmeralda 120
         Piso 7 "C"
         Buenos Aires 1035, Republica Argentina
         Fax: (541) 322-8822

          10. This proposal and the agreement contemplated herein shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

          11. The Argentine Adviser irrevocably submits to the jurisdiction of any New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Argentine Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Argentine Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Argentine Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Argentine Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

          As long as the agreement contemplated herein remains in effect, the Argentine Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Argentine Adviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1633 Broadway, New York, New York 10019 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Argentine Adviser and the Investment Manager). The Argentine
Adviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Argentine Adviser set forth above or to any other address of which the Argentine Adviser shall have given written notice to the Investment Manager. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Argentine Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Argentine Adviser.

         Nothing in this Section 11 shall affect the right of the Investment Manager to serve process in any manner permitted by law or limit the right of the Investment Manager to bring proceedings against the Argentine Adviser in the courts of any jurisdiction or jurisdictions.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                               Yours sincerely,

                                               SCUDDER KEMPER INVESTMENTS, INC.



                                                By:____________________________
                                                Title:_________________________


The foregoing agreement is hereby accepted as of the date first above written.

                                                SOCIEDAD GENERAL DE NEGOCIOS Y
                                                VALORES, S.A.



                                                By:____________________________
                                                Title:_________________________

ACCEPTED:

THE ARGENTINA FUND, INC.



By:_____________________________

Title:__________________________

                                                                       EXHIBIT D

                          INVESTMENT COMPANIES TO WHICH
                 ARGENTINE ADVISER SERVES AS INVESTMENT MANAGER
                                   OR ADVISER



                               Net Assets          Rate of          Fee waiver
Name         Investment        as of                Manager         Arrangement
of Fund      Objective         [         ]       Compensation         (if any)
-------      ---------         -----------       ------------         --------

                                                                       EXHIBIT E

                   HOLDERS OF 5% OR MORE BENEFICIAL INTERESTS

                          IN THE ARGENTINA FUND, INC.

         According to filings made with the Securities and Exchange Commission on Schedule 13G through June 30, 1997, the following are entities known to beneficially own more than 5% of the outstanding shares of the Fund as of June 30, 1997:

(1) President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210, reported beneficial ownership of 930,400 shares, or 10.0% of the Fund's outstanding shares, in Amendment No. 1 to its Schedule 13G, dated June 10, 1997.

(2) United Nations Joint Staff Pension Fund, United Nations, New York, New York 10017, in Amendment No. 1 to its Schedule 13G, dated February 3, 1997, and its Investment Advisor, Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048, in Amendment No. 1 to its Schedule 13G, dated January 31, 1997, each reported ownership of 575,000 shares, or 6.21% of the Fund's outstanding shares. As to these shares, the United Nations Joint Staff Pension Fund shares voting and dispositive power with its Investment Advisor.

PROXY                       THE ARGENTINA FUND, INC.                       PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders - October 28, 1997


       The undersigned hereby appoints Javier A. Gonzalez Fraga, Wilson Nolen and Kathryn L. Quirk and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Argentina Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 28, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

       Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

       The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1(A).    To approve the new Investment
         Management, Advisory and
         Administration Agreement
         between the Fund and Scudder
         Kemper Investments, Inc.;             FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

1(B).    To approve the new Research
         and Advisory Agreement between
         the Fund and Sociedad General
         de Negocios y Valores S.A.;           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
                                                       [continued on other side]

2.       The election of Directors;
              FOR all nominees listed below             WITHHOLD AUTHORITY
              (except as marked to the contrary         to vote for all nominees
              below) [ ]                                listed below [ ]

Nominees:         Nicholas Bratt and Javier A. Gonzalez Fraga.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

                ------------------------------------------------

3.       Ratification of the selection of      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
         Coopers & Lybrand L.L.P. as the
         Fund's independent accountants.

       The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign  exactly as your name or
                                   names   appear.   When   signing  as
                                   attorney,  executor,  administrator,
                                   trustee  or  guardian,  please  give
                                   your full title as such.


                                   -------------------------------------------
                                            (Signature of Stockholder)


                                   -------------------------------------------
                                        (Signature of joint owner, if any)



                                   Dated ___________________, 1997

                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED .

                             NO POSTAGE IS REQUIRED.